UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET
SUITE 1700, DENVER, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 5.03.	Amendments to Articles of Incorporation; Change in Fiscal Year

After the close of business, and immediately following the special dividend described below, on November 30, 2020, Apartment Investment and Management Company (“Aimco”) effected the previously announced 1-for-1.23821 reverse split of its outstanding shares of common stock (the “Reverse Stock Split”). Aimco has filed Articles of Amendment (the “Articles of Amendment”) to amend its charter to effect the Reverse Stock Split, effective immediately after the issuance of shares in Aimco’s previously announced special dividend on November 30, 2020, and Aimco’s common stock began trading on a post-split basis on December 1, 2020. Pursuant to the Articles of Amendment, every 1.23821 shares of Aimco’s issued and outstanding shares of common stock were combined into one issued and outstanding share of common stock. No fractional shares were issued in the Reverse Stock Split, and cash will be paid in lieu of any fraction of a share to which a stockholder would otherwise be entitled.

The description of the Articles of Amendment set forth herein is qualified in its entirety by reference to the full text of the Articles of Amendment, which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

ITEM 8.01.	Other Events.

On December 1, 2020, Aimco announced the results of the stockholders’ elections relating to the special dividend of $8.20 per outstanding share of common stock as of the close of business on November 4, 2020. The special dividend consists of approximately $121.8 million in cash and 35,386,723 shares of common stock (without giving effect to cash paid in lieu of fractional shares), and was payable after the close of business on November 30, 2020.

ITEM 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description

3.1	Articles of Amendment of Apartment Investment and Management Company.

99.1	Press release dated December 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Registrant)

Date: December 1, 2020	By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer